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                                                                      EXHIBIT 17


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                                                                                        --------------------------------
                                                                                              VOTE BY TELEPHONE
                                                                                        --------------------------------
                                                                                        Have your proxy card available
                                                                                        when you call the TOLL-FREE
                                                                                        NUMBER 1-800-XXX-XXXX using a
                                                                                        touch-tone telephone. You will
                                                                                        be prompted to enter your
                                                                                        Control Number. Please follow
                                                                                        the simple prompts that will
                                                                                        be presented to you to record
                                                                                        your vote.

                                                                                        --------------------------------
                                                                                               VOTE BY INTERNET
                                                                                        --------------------------------
                                                                                        Have your proxy card available
                                                                                        when you access the website
                                                                                        http://www.aimfunds.com. You
                                                                                        will be prompted to enter your
                                                                                        Control Number. Please follow
                                                                                        the simple prompts that will
                                                                                        be presented to you to record
                                                                                        your vote.

                                                                                        --------------------------------
                                                                                                 VOTE BY MAIL
                                                                                        --------------------------------
                                                                                        Please mark, sign and date
                                                                                        your proxy card and return it
                                                                                        in the POSTAGE-PAID ENVELOPE
                                                                                        provided or return it to:
                                                                                        Proxy Tabulator, P.O. Box
                                                                                        xxxx, Hingham, MA 02043-xxxx.


 -----------------------------------         -----------------------------------        --------------------------------
          VOTE BY TELEPHONE                            VOTE BY INTERNET                            VOTE BY MAIL
       Call TOLL-FREE using a                      Access the WEBSITE and                       Return your proxy
          Touch-Tone phone:                             Cast your vote:                        in the POSTAGE-PAID
           1-800-XXX-XXXX                           http://www.aimfunds.com                     envelope provided
 -----------------------------------         -----------------------------------        --------------------------------
                                            VOTE 24 HOURS A DAY, 7 DAYS A WEEK!

                       IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.


                      YOUR CONTROL NUMBER IS:


                                          PROXY MUST BE SIGNED AND DATED BELOW.

                              o PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. o

                  EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!

PROXY CARD                                                                                                    PROXY CARD
                                       PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                                              AIM LATIN AMERICAN GROWTH FUND

                                          (A PORTFOLIO OF AIM INVESTMENT FUNDS)

                           PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 17, 2001

         The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the
         Special Meeting of Shareholders on August 17, 2001, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS
         PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH TRUSTEE AND "FOR"
         THE APPROVAL OF THE PROPOSAL.

                                                                                        NOTE: PLEASE SIGN EXACTLY AS
                                                                                        YOUR NAME APPEARS ON THIS
                                                                                        PROXY CARD. All joint owners
                                                                                        should sign. When signing as
                                                                                        executor, administrator,
                                                                                        attorney, trustee or guardian
                                                                                        or as custodian for a minor,
                                                                                        please give full title as
                                                                                        such. If a corporation, please
                                                                                        sign in full corporate name
                                                                                        and indicate the signer's
                                                                                        office. If a partner, sign in
                                                                                        the partnership name.


                                                                                        -----------------------------
                                                                                        Signature


                                                                                        -----------------------------
                                                                                        Signature (if held jointly)


                                                                                        -----------------------------
                                                                                        Dated
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                                   o PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. o

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" EACH TRUSTEE AND "FOR" THE APPROVAL
OF THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY. EXAMPLE: [X]

                                                                                                           WITHHOLD
1. To elect twelve individuals to the Board of Trustees of AIM Investment Funds, each of        FOR       AUTHORITY      FOR ALL
   whom will serve until his or her successor is elected and qualified:                         ALL   FOR ALL NOMINEES   EXCEPT
                                                                                                [ ]          [ ]           [ ]
   01 Frank S. Bayley    04 Albert R. Dowden     07 Carl Frichling      10 Lewis F. Pennock
   02 Bruce L. Crockett  05 Edward K. Dunn, Jr.  08 Robert H. Graham    11 Ruth H. Quigley
   03 Owen Daly II       06 Jack M. Fields       09 Prema Mathai-Davis  12 Louis S. Sklar

   TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
   THE NOMINEE'S NUMBER ON THE LINE PROVIDED.
                                             -----------------------------------------------
                                                                                                FOR        AGAINST       ABSTAIN
2. To approve an Agreement and Plan of Reorganization that provides for the combination of      [ ]          [ ]           [ ]
   AIM Latin American Growth Fund, a portfolio of AIM Investment Funds, with AIM Developing
   Markets Fund, a portfolio of AIM Investment Funds.


3. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
   THE MEETING OR ANY ADJOURNMENT THEREOF.
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